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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS








We consent to the inclusion in this Amendment 5 to the registration statement on Form S-1 of our report dated March 1, 2000, on our audits of the consolidated financial statements of BLUE VALLEY BAN CORP. We also consent to the reference to our firm under the caption "Experts."




                                        /s/ Baird, Kurtz & Dobson







Kansas City, Missouri
July 18, 2000